EXHIBIT 10.3


                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT is dated for reference the 31St day of March, 1999 between Lari Acquisition Company, Inc., (the "Purchaser"), Lari Corp. ("Lari") and Stanley Zicklin, a businessman (the Vendor).

WHEREAS:

A. There are 82 Series A shares and 18 Series B shares issued and outstanding in the capital of Neptune Management Corp., a company incorporated under the laws of the State of California (the "Company");

B. The Vendor is the registered and beneficial owner of the 18 Series B shares in the capital of the Company (the "Shares');

C. The 82 Series A shares in the capital of the Company are being purchased from Emanuel Weintraub "(Weintraub") by the Purchaser pursuant to a purchase agreement dated March 31, 1999 (the "Series A Purchase Agreement");

D. The Vendor shall sell the Shares to the Purchaser and the Purchaser shall purchase the Shares from the Vendor; and

E.   The Company has advised the Purchaser of the following facts:

     (a) the Company is asserting a claim against the Vendor based on the Vendor's alleged obligation under a written agreement, which the Company contends (and the Vendor denies) obligates the Vendor to offer to the Company the right to purchase the Shares, at a specified price (also set forth in the said written agreement) prior to the Vendor having the right or authority to sell the Shares to others (the "Disputed Obligation");

     (b) the Company has made demand upon the Vendor to perform the Disputed Obligation but the Vendor has refused to comply with such demand and has denied the applicability, enforceability and validity of the said written agreement;

     (c) the Vendor, Weintraub and the Company are currently parties in an action pending in the Superior Court for the State of California, County of Los Angeles, denominated L.A.S.C. No. BC 203930, pertaining to the Disputed Obligation (the "Action");

     (d) the Company and Weintraub have advised the Purchaser of the said claim and the Action and have instructed the Purchaser not to release to the Vendor any of the purchase price for the Shares unless and until the conditions referred to in Subsection 6(b) herein below occur or are otherwise satisfied; and


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     (e)  the Company  has, in order to permit  this sales  transaction  to take place prior to the resolution of the Disputed Obligation agreed to allow the Shares to be sold to the Purchaser if the purchase price for the Shares is delivered directly to a designated, recognized and independent escrow/disbursing agent which the Purchaser and the Company shall establish in Los Angeles, California, which escrow shall be governed by an escrow agreement for the benefit of the Vendor and Weintraub.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agrees as follows:

1.   PURCHASE AND SALE OF SHARES

The Vendor hereby sells and transfers to Lari through the Purchaser, and Lari through the Purchaser hereby purchases and acquires from the Vendor, all the Vendor's right, title, and interest in and to the Shares.

2.   PURCHASE PRICE

The Purchaser hereby agrees to pay the Vendor $2,561,572.00 (the "Purchase Price") for the Shares.

3.   PAYMENT OF PURCHASE PRICE

The Purchaser will pay the Purchase Price on March 31, 1999, or such other date as the parties may agree to in writing (the "Closing Date") as follows:

     (a) the sum of $ 101,866.00 by way of a solicitors' cheque payable to City National Bank, 400 North Roxbury Drive, Beverly Hills, CA, 90210 (the "Escrow Agent"), in trust for the joint benefit of the Vendor, the Purchaser, Lari and Weintraub, subject to resolution of the Disputed Obligation;

     (b) 104,852 shares of common trading stock of Lari (the "Lari Shares") issued by Lari to the Vendor and delivered to the Escrow Agent, in trust for the joint benefit of the Vendor, the Purchaser, Lari and Weintraub, subject to resolution of the Disputed Obiligation; and

     (c) the sum of $1,935,446.00 by way of an undivided interest to the Vendor in a promissory note ("Note"), in the form attached as Schedule "A" to this Agreement, delivered to the Escrow Agent, in trust for the joint benefit of the Vendor, the Purchaser, Lari and Weintraub subject to resolution of the Disputed Obligation.



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                                       -3-



4.   VENDOR'S DOCUMENTS DELIVERED AT CLOSING

On the Closing Date, the Vendor will deliver or cause to be delivered to the Purchaser the share certificate representing the Shares, duly endorsed for transfer. If the Vendor cannot locate the certificate, the Vendor shall execute and deliver to the Purchaser an affidavit of lost certificate in form and substance reasonably acceptable to the Purchaser.

5.   VENDOR'S WARRANTIES AND REPRESENTATIONS

     5.1 The Vendor represents, warrants and covenants to the Purchaser as follows:

     (a)  the Vendor is the registered and beneficial owner of the Shares;

     (b) the Shares are validly issued and outstanding as fully paid and non-assessable in the capital of the Company and are free and clear of all liens, charges and encumbrances save and except for any claims set forth in the Action.

     (c) the Vendor has good and sufficient right and authority to enter into this Agreement and to transfer legal and beneficial title and ownership of the Shares to the Purchaser;

     (d) the Vendor has not previously entered into a binding agreement for the sale of, or the granting of an option to purchase the Shares;

     (e) subject to any claims set forth in the Action, the Vendor is not indebted to the Company and the Company is not indebted to the Vendor;

     (f) the Vendor has not relied on any representations, understandings or other inducements not expressly set forth in this Agreement;

     (g) the Vendor has been fully advised by independent legal counsel concerning the terms and effect of this Agreement;

     (h) the Vendor enters into this Agreement voluntarily, without duress or undue influence;

     (i) the Vendor has the legal capacity, power and authority to hold the Lari Shares and the Note (collectively, the "Securities") to be owned by him on the Closing Date;

     (j) the Vendor is accepting the Securities as part of the Purchase Price as set out in Subsection 3(b) only for investment purposes on his own account and not for the purpose of selling the Securities in connection with any distribution of the Securities. The Vendor acknowledges that the Lari Shares are subject to resale restrictions and, for this reason, shall display the legend, substantially in the form as follows:


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                                       -4-



          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR RULE 144 UNDER THE SECURITIES ACT, IF APPLICABLE, OR (D) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT PRIOR TO SUCH SALE THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO IT, AS TO THE AVAILABILITY OF AN EXEMPTION."

     (k) the Vendor acknowledges that the Lari Shares to be received by the Vendor on the Closing Date were not advertised in printed media of general and regular paid circulation, radio or television;

     (1) the Vendor is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (U.S.); and

     (m)  the Vendor is a resident at the following address:

          3503 Via Del Prado
          Calabasas, CA 91302

     (n) The Vendor will indemnify the Purchaser against any loss or damage sustained by the Purchaser, directly or indirectly, by reason of a breach of any of the warranties or representations set forth in this
          Section 5. The Vendor acknowledges that the Purchaser has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement and that no information which is now known or which may hereafter become known to the Purchaser or its professional advisers will limit or extinguish the obligation to indemnify hereunder.

     (o) The representations, warranties, covenants and agreements contained in the Agreement and in any certificates and documents delivered in connection herewith will be true at and as of the Closing Date and will survive the Closing Date, the purchase and sale contemplated herein and any re-organization or amalgamation of any party hereto.


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                                       -5-



6.   CONDITIONS OF CLOSING

The obligation of the Purchaser and Lari to complete the sale and purchase of the Shares is subject to the following terms and conditions for the exclusive benefit of the Purchaser and Lari, to be fulfilled or performed at or prior to the Closing Date or waived by the Purchaser and Lari at their sole discretion:

     (a) The transactions contemplated in the Series A Purchase Agreement have been completed and the Purchaser is the registered and beneficial owner of the Series A shares of the Company;

     (b) The Vendor has entered into an escrow agreement with the Escrow Agent on terms and conditions which are satisfactory to the Vendor, Weintraub, the Purchaser, Lari and the Company. The signing of such agreement is also a condition of the Vendor's obligation to sell the Shares as provided herein;

     (c) The Vendor has executed the Certificate of Accredited Investor attached as Schedule "B" to this Agreement; and

     (d) The Vendor has executed a release agreement attached as Schedule "C" to this Agreement. Such release (Schedule "C") shall not be valid or binding unless and until the Vendor executes and delivers the escrow agreement referred to in Section 6(b) above.

7.   MISCELLANEOUS

     7.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, but not including any matter arising out of the Action, shall be referred to and finally resolved by arbitration under the rules of the American Arbitration Association which rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The place of arbitration shall be Los Angeles, California. The language of arbitration shall be English. The parties expressly waive and forego any right to punitive or exemplary damages unless an applicable statute requires the award of such damages or that compensatory damages be increased in a specified manner. This provision is not intended to apply to any award of arbitration costs to a party to compensate for dilatory or bad faith conduct in the arbitration pursuant to this paragraph. The prevailing parties shall also be entitled to an award of reasonable attorneys' fees.

     7.2 The Vendor will execute and deliver all such further documents and instruments and do all acts and things the Purchaser may reasonably require to carry out the

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                                       -6-



          full intent and meaning of this Agreement and to assure the Purchaser the transfer of the Shares.

     7.3 This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties with respect to the subject matter hereof. Nothing herein shall prejudice or otherwise affect the respective rights and claims of the Vendor and Weintraub in or relating to the Action.

     7.4 This agreement will be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. There is no third party beneficiary of this Agreement.

     7.5 The Vendor will not assign his rights or obligations provided by this Agreement without the prior written consent of the Purchaser. The Purchaser will be entitled to assign any of its respective rights and obligations provided by this Agreement without any prior consent of the Vendors, but no such assignment shall relieve the Purchaser of its obligations hereunder to the Vendor.

     7.6 Any notice or other communication required or permitted to be given hereunder shall be in writing and delivered or sent by telefax and, if telefaxed, shall be deemed to have been received on the next business day following transmittal and acknowledgment of receipt by the recipient's telefax machine or if delivered by hand shall be deemed to have been received at the time it is delivered. Notices addressed to an individual shall be validly given if left on the premises indicated below. Notice of change of address shall also be governed by this Subsection 7.6. Notices shall be delivered or addressed as follows:

          If to the Purchaser and Lari, to:

          Brent Lokash
          Barrister & Solicitor
          1708-808 Nelson Street
          Vancouver, B.C. V6Z 2H2
          Fax:  (604) 68l-9579

          If to the Vendor:

          Sandler and Rosen, LLP
          1801 Avenue of the Stars, Suite 510
          Los Angeles, CA 90067
          Fax:  (310) 277-5954

     7.7 In the event that any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and


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                                      - 7 -



          enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

     7.8  Time will be of the essence of this Agreement,

     7.9 The captions and headings of the sections and the subsections in this Agreement have been inserted as a matter of convenience and reference only.

     7.10 Whenever the singular or the masculine are used in this Agreement the same will be deemed to include the plural or the feminine or the corporate where the context or the parties so require.

     7.11 All dollar amounts referred to in this Agreement are stated in United States of America currency, unless otherwise expressly stated.

     7.12 This Agreement may be executed in any number of counterparts, each of which will be treated as an original but all of which, collectively, will constitute a single instrument. This Agreement will be binding once signed and delivered and a signature by facsimile, will be deemed to be execution and delivery.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

LARI ACQUISITION COMPANY, INC.


Per:  /s/ Suzanne Wood
      ---------------------------------
      Authorized Signatory


LARI CORP.


Per:  /s/ Suzanne Wood
      ---------------------------------
      Authorized Signatory



SIGNED, SEALED AND DELIVERED by          )
STANLEY ZICKLIN in the presence of:      )
                                         )
/s/ Wm. F. Tisch                         )
Witness                                  )
1801 Ave. of the Stars, Suite 510        )
Los Angeles, CA 90067                    )
---------------------------------------- )
Address                                  )     /s/ Stanley Zicklin
                                         )     ---------------------------------
Attorney                                 )     STANLEY ZICKLIN
---------------------------------------- )
Occupation                               )